IDS Life
                                                                        Variable
                                                                         Annuity
                                                                          Fund A

                                                              2001 ANNUAL REPORT

Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

Managed by IDS Life Insurance Company

(picture of) Anne Obermeyer
Anne Obermeyer
Portfolio manager

Portfolio Manager Q & A

Q: How did the Fund perform over the one-year period ending December 31, 2001?
A: The portfolio returned -19.65% for the one-year period, excluding sales charges. At the same time, the benchmark Standard & Poor's 500 Index returned -11.87%.

Q: What factors contributed to the Fund's performance during this period? A: A recessionary environment created difficulties for large-company growth stocks, the focus of this portfolio. With a slowdown in business spending hurting the ability of companies to meet profit projections, particularly in the technology sector, our portfolio struggled for much of the year, up to early fall. The stock market generally moved lower through September, culminating in a severe downturn in the week following the September 11th terrorist attacks. After that point, the investment environment changed significantly. Investors began buying stocks that appeared to be very attractively priced after the sell-off. In addition, some positive signs about the direction of the U.S. economy began to surface, generating even more interest in stocks. That helped us recover some of the ground that was lost in the first nine months of the year.

Q: What changes did you make to the portfolio during the past year? A: Early in 2001, it became apparent the U.S. economy would slow substantially and possibly enter into a recession. Over the course of the first few months of the year, I reduced the portfolio's exposure to segments of the market that tend to be highly influenced by the strength of the economy. Most notable among these was the technology sector. Instead, I put increased emphasis on more stable areas of the economy such as health care stocks. This move helped to cushion the portfolio a bit from the impact of a declining market.

As the year progressed, we saw signs of stabilization in the economy and more attractive valuations in the stock market. I began to look for companies and sectors that would benefit from a cyclical upturn. These companies represent a broad range of industries, including aluminum, industrial, financial services, media and technology. While many of these stocks suffered a setback in the immediate aftermath of the September 11th attacks, the market appeared to quickly find the bottom. Our focus on cyclically-oriented stocks proved beneficial during the fourth quarter when the market staged a solid rally, led by technology stocks. I am taking a more cautious approach to the retail sector, which may continue to experience problems if there is a pause in consumer spending patterns. My view of the auto industry is also cautious as there appear to be financial issues in that area of the economy.

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2   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Q: What is your outlook for the coming year?
A: I'm cautiously optimistic that the expected improvement in the U.S. economy will materialize. However, it won't be surprising if it turns out to be a rather slow-moving economy with modest improvements for corporate profits. I also anticipate that we're heading into an environment of more modest returns for stocks. While that will be an improvement over the bear market that existed for most of 2000 and 2001, investors will be wise to build realistic expectations about their portfolios. It is unlikely that the consistent double-digit gains we experienced through the decade of the 1990s can be matched in the coming years. Nevertheless, I will continue to pursue solid companies that offer strong growth potential.

Anne Obermeyer

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3   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

The 10 Largest Holdings

                                Percent                    Value
                            (of net assets)        (as of Dec. 31, 2001)

Citigroup                        4.9%                    $15,648,800
American Intl Group              4.5                      14,292,000
Medtronic                        4.3                      13,570,650
Tyco Intl                        3.2                      10,013,000
Microsoft                        3.1                       9,940,500
Intl Business Machines           3.1                       9,676,800
General Electric                 3.0                       9,619,200
Pfizer                           2.9                       9,165,500
Wal-Mart Stores                  2.5                       8,057,000
Cisco Systems                    2.2                       7,062,900

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 33.7% of net assets

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4   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Investment Illustration

On the chart below you can see how IDS Life Variable Annuity Fund A's total return compared to the Standard & Poor's 500 Index (S&P 500), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S&P 500, you should take into account the fact that the Fund's performance reflects an 8% total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P 500. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.

                  Vale of your $10,000 in IDS Life Variable Annuity Fund A
$50,000


$40,000


$30,000

                                                                                                             $24,609
$20,000                                                                             IDS Life Variable Annuity Fund A
                                                                                                       Annuity Value
    $9,200                                                      S&P Index

                         `91      `92     `93       `94      `95      `96       `97     `98       `99       `00       `01

                       $9,200   $9,799  $10,730   $10,298  $13,963  $17,083   $20,963 $24,600   $32,347   $30,619   $24,609

Dec. 31 Unit Value     $9.135   $9.772  $10.700   $10.271  $13.925  $17.038   $20.906 $24.534   $32.260   $30.538   $24.544

The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1991. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments

Date of investment  Period investment held in years     Fund A Annuity Value

Dec. 31, 1991                     10                          +9.47%
Dec. 31, 1996                      5                          +5.80%
Dec. 31, 2000                      1                         -26.06%

The returns reflect the deduction of a sales and administrative charge and mortality and expense risk assurance fee.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

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5   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Members of the Board of Managers and Officers of the Fund

You vote at each regular meeting for the Fund's Board of Managers. That board oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees Fund A and Fund B and the seven portfolios of IDS Life Series Fund, Inc. Board members serve until the next regular meeting or until their successors are elected and qualify.

Independent Members of the Board of Managers

-------------------------- ---------------- -------------------- ---------------
Name, address, age         Position held    Principal            Other
                           with             occupations during   directorships
                           Registrant and   past five years
                           length of
                           service
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Rodney P. Burwell          Board member     Chairman, Xerxes     Fairview
Xerxes Corporation         since 1999       Corporation          Corporation,
7901 Xerxes Ave. S.                         (fiberglass          TCF Financial,
Minneapolis, MN                             storage tanks)       IPI
55431-1253
Born in 1939
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Jean B. Keffeler           Board member     Retired business
3424 Zenith Ave. S.        since 1999       executive
Minneapolis, MN 55416
Born in 1945
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Thomas R. McBurney         Board member     President,           The Valspar
McBurney Management        since 1999       McBurney             Corporation
Advisors                                    Management Advisors  (paints),
4900 IDS Center                                                  Wenger
80 South Eighth Street                                           Corporation,
Minneapolis, MN 55402                                            Meritex
Born in 1938                                                     Enterprises
                                                                 and
                                                                 Greenspring
                                                                 Corporation
-------------------------- ---------------- -------------------- ---------------
Members of the Board of Managers Affiliated with American Express Financial Corporation (AEFC)
-------------------------- ---------------- -------------------- ---------------
Name, address, age         Position held    Principal            Other
                           with             occupations during   directorships
                           Registrant and   past five years
                           length of
                           service
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Gumer C. Alvero            Board member     Director and
70100 AXP Financial Center since 1998,      Executive Vice
Minneapolis, MN 55474      Chairman of      President -
Born in 1967               the Board,       Annuities, IDS
                           President and    Life since 2001;
                           Chief Executive  Vice President -
                           Officer since    Variable Annuities,
                           2000             AEFC, since 1998.
                                            Executive
                                            Assistant to
                                            President/CEO of
                                            AEFC from 1996 to
                                            1998
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Timothy V. Bechtold        Board member     Director and
70100 AXP Financial Center since 2001       President, IDS
Minneapolis, MN   55474                     Life, since 2001;
Born in 1953                                Executive Vice
                                            President -
                                            Risk
                                            Management
                                            Products from
                                            1995 to 2001.
                                            Vice President
                                            - Risk
                                            Management
                                            Products,
                                            AEFC, since
                                            1995
-------------------------- ---------------- -------------------- ---------------

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6   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Alvero, who is president, the Fund's other officers are:

Other Officers

-------------------------- ---------------- -------------------- ---------------
Name, address, age         Position held    Principal            Other
                           with             occupations during   directorships
                           Registrant and   past five years
                           length of
                           service
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
C. Nikol Davies            Secretary        Secretary, AEFC
70100 AXP Financial Center since 2001       since 2001;
Minneapolis, MN 55474                       Paralegal at Boyle
Born in 1966                                &Voss and
                                            Administrative
                                            Assistant for the
                                            Department of the
                                            U.S. Air Force
                                            prior to 2001
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Lorraine R. Hart           Vice president   Vice President -
70100 AXP Financial Center - Investments    Insurance
Minneapolis, MN 55474      since 1992       Investments, AEFC;
Born in 1951                                Vice President -
                                            Investments, IDS
                                            Life
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Teresa J. Rasmussen        General          Vice President and
70100 AXP Financial Center Counsel and      General Counsel,
Minneapolis, MN   55474    assistant        IDS Life, since
55474 Born in 1956         secretary        August 2000; Vice
                           since 2000       President and
                                            Assistant General
                                            Counsel, AEFC,
                                            since August 2000
                                            Assistant Vice
                                            President, AEFC,
                                            from October 1995
                                            to August 2000
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
Philip C. Wentzel          Controller       Controller, IDS
70100 AXP Financial Center since 1998       Life, since 1998;
Minneapolis, MN   55474                     Director of
Born in 1961                                Financial
                                            Reporting and
                                            Analysis, AEFC,
                                            from 1992 to 1997
-------------------------- ---------------- -------------------- ---------------
-------------------------- ---------------- -------------------- ---------------
David L. Yowan             Vice president   Senior Vice
70100 AXP Financial Center and treasurer    President and
Minneapolis, MN   55474    since 2001       Assistant
Born in 1957                                Treasurer of
                                            American Express
                                            Company since
                                            January 1999; Vice
                                            President and
                                            Corporate Treasurer,
                                            AEFC, since
                                            March 2001; Senior
                                            Portfolio and
                                            Risk Management
                                            Officer for the
                                            North American
                                            Consumer Bank of
                                            Citigroup from
                                            August 1987 to
                                            January 1999
-------------------------- ---------------- -------------------- ---------------


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7   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Annual Financial Information

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF MANAGERS AND CONTRACT OWNERS

IDS Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A at December 31, 2001, the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Minneapolis, Minnesota
January 18, 2002

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8   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT



Statement of assets, liabilities and contract owners' equity

IDS Life Variable Annuity Fund A

Dec. 31, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $280,206,939)                                                                      $316,720,823
Cash in bank on demand deposit                                                                               49,020
Dividends and interest receivable                                                                           174,436
                                                                                                            -------
Total assets                                                                                           $316,944,279
                                                                                                       ------------

Liabilities
Payable for contract terminations                                                                      $     40,451
Payable to IDS Life Insurance Company for:
Mortality and expense risk assurance fee                                                                     26,166
Investment management fee                                                                                    10,560
                                                                                                             ------
Total liabilities                                                                                      $     77,177
                                                                                                       ------------

Contract owners' equity
Contracts in accumulation period -- 12,676,242 units at $24.54 per unit (Note 5)                       $311,129,127
Contracts in payment period                                                                               5,737,975
                                                                                                          ---------
Total contract owners' equity                                                                           316,867,102
                                                                                                        -----------
Total liabilities and contract owners' equity                                                          $316,944,279
                                                                                                       ============

See accompanying notes to financial statements.

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9   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT



Statement of operations

IDS Life Variable Annuity Fund A

Year ended Dec. 31, 2001
Investment income (loss) -- net
Income:
Dividends                                                                                              $  2,355,691
Interest                                                                                                  1,202,824
   Less foreign taxes withheld                                                                              (17,206)
                                                                                                            -------
Total income                                                                                              3,541,309
                                                                                                          ---------
Expenses:
Mortality and expense risk assurance fee (Note 2)                                                         3,496,055
Investment management fee (Note 3)                                                                        1,399,304
                                                                                                          ---------
Total expenses                                                                                            4,895,359
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,354,050)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                                 (13,748,754)
Net change in unrealized appreciation (depreciation) on investments                                     (68,184,912)
                                                                                                        -----------
Net gain (loss) on investments                                                                          (81,933,666)
                                                                                                        -----------
Net increase (decrease) in contract owners' equity from operations                                     $(83,287,716)
                                                                                                       ============

Statements of changes in contract owners' equity

IDS Life Variable Annuity Fund A

Year ended Dec. 31,                                                                       2001                 2000
Operations
Investment income (loss) -- net                                                $    (1,354,050)     $    (2,989,888)
Net realized gain (loss) on investments                                            (13,748,754)         185,943,681
Net change in unrealized appreciation (depreciation) on investments                (68,184,912)        (203,836,904)
                                                                                   -----------         ------------
Net increase (decrease) in contract owners' equity from operations                 (83,287,716)         (20,883,111)
                                                                                   -----------          -----------

Contract transactions
Net contract purchase payments (Note 2)                                              1,405,358            1,464,291
Repayment of temporary withdrawals                                                      10,051                5,979
Net transfers from (to) fixed annuities                                             (4,932,510)             256,833
Actuarial adjustment for mortality assurance on annuities in payment period             17,938                9,234
Contract termination payments and temporary withdrawals                            (24,917,566)         (44,096,038)
Annuity payments                                                                      (900,327)          (1,251,540)
                                                                                      --------           ----------
Net increase (decrease) from contract transactions                                 (29,317,056)         (43,611,241)
                                                                                   -----------          -----------
Net increase (decrease) in contract owners' equity                                (112,604,772)         (64,494,352)
Contract owners' equity at beginning of year                                       429,471,874          493,966,226
                                                                                   -----------          -----------
Contract owners' equity at end of year                                           $ 316,867,102        $ 429,471,874
                                                                                 =============        =============

See accompanying notes to financial statements.

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10   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

Investments in securities
Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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11   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

During the year ended Dec. 31, 2001, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of Dec. 31, 2001.

Futures contracts
To gain exposure to or protect itself from market changes, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 2001, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of Dec. 31, 2001.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

There were no forward foreign currency exchange contracts outstanding as of Dec. 31, 2001.

Variable payout
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by IDS Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal income taxes
IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

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12   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

2. MORTALITY AND EXPENSE RISK ASSURANCE FEE AND SALES CHARGES

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense risk assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $55,248 for the year ended Dec. 31, 2001 and $61,824 for the year ended Dec. 31, 2000. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. INVESTMENT MANAGEMENT AGREEMENT
The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

4. SECURITY TRANSACTIONS AND BASIS FOR DETERMINING REALIZED GAIN AND LOSS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $244,558,294 and $252,519,627, respectively, for the year ended Dec. 31, 2001. Net realized gains and losses on investments are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $5,550 for the year ended Dec. 31, 2001.

5. ACCUMULATION UNITS
The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                                  Year ended       Year ended
                                                                 Dec. 31, 2001    Dec. 31, 2000

Units outstanding at beginning of year                           13,805,557        15,045,073
Additions for contract purchase payments and repayments              54,797            42,271
Net transfers from (to) fixed annuities                            (196,303)            9,643
Deductions for contract terminations and withdrawals               (987,809)       (1,291,430)
                                                                   --------        ----------
Units outstanding at end of year                                 12,676,242        13,805,557
                                                                 ----------        ----------

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13   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT



6. FINANCIAL HIGHLIGHTS
The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Dec. 31,                                2001       2000         1999         1998          1997

Accumulation unit value at beginning of year              $30.54     $32.26       $24.53       $20.91        $17.04

Income from investment operations:

Net investment income (loss)                                (.10)      (.20)        (.20)         (.14)        (.12)

Net gains (losses) (both realized and unrealized)          (5.90)     (1.52)        7.93         3.76          3.99

Total from investment operations                           (6.00)     (1.72)        7.73         3.62          3.87

Accumulation unit value at end of year                    $24.54     $30.54       $32.26       $24.53        $20.91

Total return(a)                                          (19.65%)    (5.33%)      31.51%       17.31%        22.71%

Ratios/supplemental data

Total contract owners' equity
     at end of year (000 omitted)                       $316,867   $429,472     $493,966     $406,987      $379,553

Ratio of operating expenses to
     average daily net assets                              1.40%      1.40%        1.40%        1.40%         1.40%

Ratio of net investment income (loss)
     to average daily net assets                           (.39%)     (.59%)       (.71%)        (.63%)       (.62%)

Portfolio turnover rate                                      76%        85%           5%          19%           33%

(a) Total return does not reflect payment of a sales charge.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $7.73 as of Dec. 31, 2001, $9.95 as of Dec. 31, 2000, $10.88 as of Dec. 31, 1999, $8.56 as
of Dec. 31, 1998 and $7.55 as of Dec. 31, 1997. The value of an annuity unit (assuming a 5% investment rate) was $4.75 as of Dec. 31, 2001, $6.20 as of Dec. 31, 2000, $6.88 as of Dec. 31, 1999, $5.49 as of Dec. 31, 1998 and $4.92
as of Dec. 31, 1997.

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14   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Investments in Securities

IDS Life Variable Annuity Fund A

Dec. 31, 2001

(Percentages represent value of investments compared to net assets)

Common stocks (95.9%)
Issuer                                Shares                       Value(a)

Banks and savings & loans (3.6%)
Bank of America                      100,000                     $6,295,000
U.S. Bancorp                         241,375                      5,051,979
Total                                                            11,346,979

Beverages & tobacco (1.2%)
Coca-Cola                             80,000                      3,772,000

Communications equipment & services (2.1%)
Brocade Communications
   Systems                            30,000(b)                     993,600
Nokia ADR Cl A                       228,000(c)                   5,592,840
Total                                                             6,586,440

Computer software & services (5.6%)
Electronic Arts                       50,000(b)                   2,997,500
Microsoft                            150,000(b)                   9,940,500
Oracle                               160,000(b)                   2,209,600
VERITAS Software                      60,000(b)                   2,689,200
Total                                                            17,836,800

Computers & office equipment (6.6%)
Cisco Systems                        390,000(b)                   7,062,900
Comverse Technology                   80,000(b)                   1,789,600
Dell Computer                         90,000(b)                   2,446,200
Intl Business Machines                80,000                      9,676,800
Total                                                            20,975,500

Electronics (7.6%)
Applied Materials                     80,000(b)                   3,208,000
Flextronics Intl                      30,000(b,c)                   719,700
Intel                                220,000                      6,919,000
KLA-Tencor                            30,000(b)                   1,486,800
Maxim Integrated Products             80,000(b)                   4,200,800
Texas Instruments                    175,000                      4,900,000
Xilinx                                70,000(b)                   2,733,500
Total                                                            24,167,800

Energy (3.3%)
Conoco                               110,000                      3,113,000
Kerr-McGee                            50,000                      2,740,000
Mirant                               100,000(b)                   1,602,000
Stone Energy                          80,000(b)                   3,160,000
Total                                                            10,615,000

Energy equipment & services (1.1%)
Transocean Sedco Forex               100,000                      3,382,000

Financial services (7.4%)
Citigroup                            310,000                     15,648,800
Merrill Lynch                         65,000                      3,387,800
Schwab (Charles)                     290,000                      4,486,300
Total                                                            23,522,900

Food (0.7%)
General Mills                         40,000                      2,080,400

Health care (16.0%)
Amgen                                 50,000(b)                   2,822,000
Baxter Intl                           50,000                      2,681,500
Biomet                               120,000                      3,708,000
Genentech                             85,000(b)                   4,611,250
Guidant                               70,000(b)                   3,486,000
Johnson & Johnson                     50,000                      2,955,000
Laboratory Corp
   America Holdings                   40,000(b)                   3,234,000
MedImmune                             50,000(b)                   2,317,500
Medtronic                            265,000                     13,570,650
Pfizer                               230,000                      9,165,500
Pharmacia                             50,000                      2,132,500
Total                                                            50,683,900

Health care services (1.6%)
AmerisourceBergen                     80,000                      5,084,000

Household products (1.4%)
Gillette                             130,000                      4,342,000

Industrial equipment & services (1.2%)
Caterpillar                           75,000                      3,918,750

Insurance (6.2%)
ACE                                   80,000(c)                   3,212,000
American Intl Group                  180,000                     14,292,000
Everest Re Group                      30,000(c)                   2,121,000
Total                                                            19,625,000

Leisure time & entertainment (2.0%)
Viacom Cl B                          140,000(b)                   6,181,000

Media (4.2%)
AOL Time Warner                      140,000(b)                   4,494,000
Clear Channel
   Communications                     90,000(b)                   4,581,900
USA Networks                         150,000(b)                   4,096,500
Total                                                            13,172,400

See accompanying notes to investments in securities.

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15   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Issuer                                Shares                       Value(a)

Metals (2.3%)
Alcan                                100,000(c)                  $3,593,000
Alcoa                                100,000                      3,555,000
Total                                                             7,148,000

Multi-industry conglomerates (11.3%)
ARAMARK Cl B                          41,250(b)                   1,109,625
Danaher                               80,000                      4,824,800
General Electric                     240,000                      9,619,200
Minnesota Mining & Mfg                50,000                      5,910,500
Robert Half Intl                     165,000(b)                   4,405,500
Tyco Intl                            170,000(c)                  10,013,000
Total                                                            35,882,625

Restaurants & lodging (1.3%)
Marriott Intl Cl A                   100,000                      4,065,000

Retail (6.0%)
Best Buy                              30,000(b)                   2,234,400
Home Depot                            85,000                      4,335,850
Kohl's                                40,000(b)                   2,817,600
Target                                40,000                      1,642,000
Wal-Mart Stores                      140,000                      8,057,000
Total                                                            19,086,850

Utilities-- electric (1.1%)
Dominion Resources                    60,000                      3,606,000

Utilities-- telephone (2.2%)
Sprint (PCS Group)                   130,000(b)                   3,173,300
Verizon Communications                80,000                      3,796,800
Total                                                             6,970,100

Total common stocks
(Cost: $267,584,873)                                           $304,051,444

Bond (0.1%)
Issuer                   Coupon             Principal              Value(a)
                           rate                amount

Government obligation & agency
U.S. Treasury
   05-15-16                   7.25%          $250,000              $289,023

Total bond
(Cost: $240,313)                                                   $289,023

Short-term securities (3.9%)
Issuer                    Annualized           Amount              Value(a)
                       yield on date       payable at
                         of purchase         maturity

U.S. government agencies (3.7%)
Federal Home Loan Bank Disc Nts
   01-18-02                   1.97%        $3,100,000            $3,096,953
   02-01-02                   1.94          3,000,000             2,993,268
Federal Home Loan Mtge Corp Disc Nts
   01-22-02                   1.93            500,000               499,410
   02-22-02                   1.69          1,000,000               997,524
   02-25-02                   1.71            200,000               199,468
Federal Natl Mtge Assn Disc Nts
   01-08-02                   1.84            500,000               499,796
   01-11-02                   1.85            900,000               899,395
   02-07-02                   1.83          1,000,000               998,244
   02-14-02                   1.98          1,600,000             1,596,769
Total                                                            11,780,827

Commercial paper (0.2%)
Morgan Stanley, Dean Witter, Discover & Co
   01-14-02                   2.02            600,000               599,529

Total short-term securities
(Cost: $12,381,753)                                             $12,380,356

Total investments in securities
(Cost: $280,206,939)(d)                                        $316,720,823

See accompanying notes to investments in securities.

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16   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2001, the value of foreign securities represented 8.0% of net assets.

(d) At Dec. 31, 2001, the cost of securities for federal income tax purposes was $280,206,939 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                             $ 57,993,802
       Unrealized depreciation                              (21,479,918)
                                                            -----------
       Net unrealized appreciation                         $ 36,513,884
                                                           ------------

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18   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

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